SECURITIES AND EXCHANGE COMMISSION

                         Washington, D.C.  20549




                             FORM 8-K

                          CURRENT REPORT




Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



                     Date of Report:  April 6, 2001



Pacific Gas and Electric Company
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(Exact Name of Registrant as Specified in its Charter)



California              1-2348             94-0742640
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(State or other Jurisdiction   (Commission       (IRS Employer
 of Incorporation)              File Number)      Identification No.)



Pacific Gas and Electric Company
77 Beale Street, P.O. Box 770000
San Francisco, California 94177
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(Address of principal executive offices) (Zip Code)


(415) 973-7000
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(Registrant's telephone number, including area code)


Item 3.  Bankruptcy or Receivership.

On April 6, 2001, Pacific Gas and Electric Company (Utility), the California subsidiary of PG&E Corporation, filed a voluntary petition for relief under the provisions of Chapter 11 of the U.S. Bankruptcy Code in the U.S. Bankruptcy Court for the Northern District of California, Case No. _______________. Pursuant to Chapter 11 of the U.S. Bankruptcy Code, the Utility retains control of its assets and is authorized to operate its business as a debtor in possession while being subject to the jurisdiction of the Bankruptcy Court.

                                 SIGNATURE



Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.




                              PACIFIC GAS AND ELECTRIC COMPANY


                              By:  DINYAR B. MISTRY
                                  -----------------------------
                                  DINYAR B. MISTRY
                                  Vice President and Controller





Dated:  April 6, 2001